| We shop. You save. 4th Quarter Fiscal 2025 Earnings Presentation August 21, 2025 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost- effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation and tariffs; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; existing or potential litigation and other legal proceedings or inquiries, including the Department of Justice action alleging violations of the federal False Claims Act; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; failure to market and sell Medicare plans effectively or in compliance with laws; and and other factors related to our pharmacy business, including manufacturing or supply chain disruptions, access to and demand for prescription drugs, contractual reimbursement rates, and regulatory changes or other industry developments that may affect our pharmacy operations. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA, which is a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to any similarly titled measure presented by other companies. We define Adjusted EBITDA as net income (loss) before income tax expense (benefit), plus interest expense, depreciation and amortization, changes in fair value of warrant liabilities, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income (loss) before income tax expense (benefit). We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, establish budgets, and develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding this non-GAAP measures, please see today’s press release. See below beginning on slide 17 for reconciliations of Adjusted EBITDA to its most directly comparable GAAP financial measure, net income (loss) before income tax expense (benefit). The Company is unable to provide a quantitative reconciliation of forward-looking Adjusted EBITDA to its most directly comparable GAAP measure without unreasonable effort because it is not possible to predict certain items included in the calculation of such GAAP measure, including the fair value of outstanding warrants to purchase shares of the Company's common stock. The unavailable information could have a significant impact on the Company's GAAP financial results. Disclaimer 2

| We shop. You save. Key Highlights $MM SelectQuote Year-in-Review Revenue $1,450 $1,527 FY25 Actual Results vs. Original Guidance 24% Increase in year-over-year Agent Productivity 27% Senior division full year Adjusted EBITDA* margin $25M+ Healthcare Services division Adjusted EBITDA* Adjusted EBITDA* $105 $126 Original Guidance** FY 2025 Actual Results *See "Non-GAAP Financial Measures" section on slide 2 **Midpoint of guidance range provided September 13, 2024 3

| We shop. You save. Senior Adj. EBITDA* Margins (5)% 26% 25% 27% FY22 FY23 FY24 FY25 Revenue/CAC**** 1.7 4.1 4.5 6.1 FY22 FY23 FY24 FY25 Operating Expense Per Policy** $1,034 $750 $780 $738 FY22 FY23 FY24 FY25 *See "Non-GAAP Financial Measures" section on slide 2 **Represents Senior operating costs divided by approved MA/MS policies. ***Represents Senior marketing costs divided by approved MA/MS policies. Compelling Senior Efficiency Metrics Marketing Expense Per Policy*** $578 $382 $430 $394 FY22 FY23 FY24 FY25 ****The revenue to customer acquisition cost (“CAC”) multiple represents total revenue as a multiple of total marketing acquisition costs for the Senior and Healthcare Services divisions, which represents the direct costs of acquiring leads. 4 (33)

| We shop. You save. $252 $479 $743 FY23 FY24 FY25 Healthcare Services Growth & Profitability Revenue $MM SelectRx Members 000s FY25 CommentaryAdjusted EBITDA* $MM *See "Non-GAAP Financial Measures" section on slide 2 $(23) $8 $25 FY23 FY24 FY25 49 82 108 FY23 FY24 FY25 5 • Continued strong SelectRx revenue growth • Improving Adjusted EBITDA margins • New state-of-the-art Kansas facility

| We shop. You save. High-touch expert agent- led service model Data-driven technology infrastructure Healthcare Services Distribution & Engagement Platform 6 Trusted partner for Americans, healthcare providers and carriers Increasing proof of value as a solution provider in the $5 trillion U.S. Healthcare market 6.1X Rev/CAC* *The revenue to customer acquisition cost (“CAC”) multiple represents total revenue as a multiple of total marketing acquisition costs for the Senior and Healthcare Services divisions, which represents the direct costs of acquiring leads.

| We shop. You save. Target customers who receive the most benefit Intelligent Automation is a Competitive Differentiator Provide customers with the best plan options Personalize routing to increase call efficiency Streamline the enrollment process Assist with completion of Health Needs Assessment Lead Acquisition Lead Management & Routing Sales Healthcare Select Plan Enrollment Technology supports agents to deliver exceptional service in Senior and Healthcare Select Technology optimizes every part of our funnel to drive efficiency 25% Reduction in enrollment time 300k+ Healthcare interactions powered by AI 7.5M Calls routed through intelligent automation 30% Reduction in Health Needs Assessment call time 7

| We shop. You save. Revenue Diversity is a Strategic Advantage 25% 36% 49% 59% 50% 39% 16% 14% 12% Healthcare Select Senior Other FY23 FY24 FY25 FY26* 8 $1,003Total Revenue $MM $1,322 $1,650 - $1,750*$1,527 *FY26 Revenue Guidance

| We shop. You save. Revenue $MM Adjusted EBITDA* $MM $1,322 $1,527 FY24 FY25 $14 $3 4Q24 4Q25 2025 Consolidated Financial Summary $307 $345 4Q24 4Q25 $117 $126 FY24 FY25 *See "Non-GAAP Financial Measures" section on slide 2 9 8%9%Margin

| We shop. You save. Revenue $MM Adjusted EBITDA* $MM $656 $600 FY24 FY25 $167 $162 FY24 FY25 Senior Financial Summary $114 $82 4Q24 4Q25 $28 $8 4Q24 4Q25 *See "Non-GAAP Financial Measures" section on slide 2 10 Margin 27%25%

SelectQuote Senior KPIs

Total Approved Policies

000s


MA
Other
121
14
107
4Q24
105
20
85
4Q25
MA
Other
688
62
625
FY24
663
70
593
FY25

MA LTV


$847
4Q24
$837
4Q25
$910
FY24
$884
FY25

SELECTQUOTE | We shop. You save.
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| We shop. You save. SELECTRX Members 82 87 97 106 108 4Q24 1Q25 2Q25 3Q25 4Q25 0 20 40 60 80 100 120 Revenue & Adjusted EBITDA* $MM $1 $5 $2 $6 $12 $145 $156 $183 $190 $214 4Q24 1Q25 2Q25 3Q25 4Q25 Healthcare Services KPIs REVENUE ADJUSTED EBITDA* *See "Non-GAAP Financial Measures" above on slide 2. 12

| We shop. You save. $42 $48 4Q24 4Q25 $7 $7 4Q24 4Q25 Life Financial Summary $158 $173 FY24 FY25 $20 $27 FY24 FY25 13 *See "Non-GAAP Financial Measures" section on slide 2 Revenue $MM Adjusted EBITDA* $MM Margin 15%13%

Significantly Improved Capital Structure

	Oct. 2024: Securitization ✓	Feb. 2025: Preferred Equity Investment ✓	Future State: Additional Alternatives
Deal Size	$100m	$350m	• Ongoing evaluation of options to further optimize capital structure and deliver value creation for shareholders
	• Established foundation for future warehouse financing and securitizations	• Proceeds used to repay $260M of term debt and to support ongoing growth initiatives	
Benefits	**70bps** Cumulative decrease in blended cost of capital	**160bps** Cumulative decrease in blended cost of capital	
	~$3m Reduction in annual cash interest	**~$30m** Cumulative reduction in annual cash interest	
	✓ Extension of term debt maturity to September 2027	✓ Increased operational flexibility with available liquidity in excess of $100m	

Total Debt



$683M
$385M
6/30/2024
6/30/2025
Term Debt*
Non-Recourse Debt

*Includes unamortized debt issuance costs and debt discount

SelectQuote | We shop. You save.
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| We shop. You save. FY26 Financial Guidance REVENUE +11% YoY At the Midpoint$1.65B ADJUSTED EBITDA* to $1.75B $120M to $150M +7% YoY At the Midpoint *See "Non-GAAP Financial Measures" above on slide 2. 15

| We shop. You save. Supplemental Information 16

| We shop. You save. 4Q FY 2025 (in thousands) Senior Healthcare Services Life Total Total revenue from reportable segments $ 82,464 $ 214,028 $ 47,984 $ 344,476 Less: Cost of commissions and other services revenue (32,391) (5,536) (18,020) Cost of goods sold - pharmacy revenue — (180,988) — Marketing expense (41,752) (1,950) (22,813) Technical development $ — $ (495) $ — Selling, general, and administrative (599) (13,206) (229) Adjusted Segment EBITDA 7,722 11,853 6,922 26,497 Reconciliation of total segment Adjusted EBITDA All other Adjusted EBITDA 950 Corporate (24,753) Share-based compensation expense (4,852) Transaction costs (1,257) Depreciation and amortization (4,876) Loss on disposal of property, equipment, and software, net (80) Impairment of long-lived assets (4,209) Change in fair value of warrants 34,181 Interest expense, net (12,226) Income before income tax expense (benefit) $ 9,375 17 Adjusted EBITDA to Loss before income tax expense (benefit) Reconciliation

| We shop. You save. 4Q FY 2024 (in thousands) Senior Healthcare Services Life Total Total revenue from reportable segments $ 114,143 $ 145,223 $ 42,074 $ 301,440 Less: Cost of commissions and other services revenue (37,534) (5,025) (15,287) Cost of goods sold - pharmacy revenue — (119,520) — Marketing expense (48,138) (1,700) (19,279) Technical development $ — $ (835) $ — Selling, general, and administrative (599) (17,234) (291) Adjusted Segment EBITDA 27,872 909 7,217 35,998 Reconciliation of total segment Adjusted EBITDA All other Adjusted EBITDA 2,474 Corporate (24,115) Share-based compensation expense (3,304) Transaction costs (5,529) Depreciation and amortization (6,407) Loss on disposal of property, equipment, and software, net (523) Interest expense, net (23,409) Loss before income tax expense (benefit) $ (24,815) 18 Adjusted EBITDA to Loss before income tax expense (benefit) Reconciliation

| We shop. You save. FY 2025 (in thousands) Senior Healthcare Services Life Total Total revenue from reportable segments $ 600,393 $ 742,705 $ 172,978 $ 1,516,076 Less: Cost of commissions and other services revenue (201,933) (25,163) (65,047) Cost of goods sold - pharmacy revenue — (625,389) — Marketing expense (234,335) (8,038) (80,269) Technical development $ — $ (2,187) $ — Selling, general, and administrative (2,454) (56,541) (993) Adjusted Segment EBITDA 161,671 25,387 26,669 213,727 Reconciliation of total segment Adjusted EBITDA All other Adjusted EBITDA 10,597 Corporate (98,070) Share-based compensation expense (18,357) Transaction costs (14,617) Depreciation and amortization (20,460) Loss on disposal of property, equipment, and software, net (240) Impairment of long-lived assets (4,209) Change in fair value of warrants 59,525 Interest expense, net (79,385) Income before income tax expense (benefit) $ 48,511 19 Adjusted EBITDA to Loss before income tax expense (benefit) Reconciliation

| We shop. You save. FY 2024 (in thousands) Senior Healthcare Services Life Total Total revenue from reportable segments $ 655,849 $ 478,508 $ 157,930 $ 1,292,287 Less: Cost of commissions and other services revenue (216,348) (17,438) (60,017) Cost of goods sold - pharmacy revenue — (400,821) — Marketing expense (269,867) (6,260) (76,513) Technical development $ — $ (915) $ — Selling, general, and administrative (2,890) (45,253) (1,236) Adjusted Segment EBITDA 166,744 7,821 20,164 194,729 Reconciliation of total segment Adjusted EBITDA All other Adjusted EBITDA 14,127 Corporate (91,863) Share-based compensation expense (13,816) Transaction costs (13,158) Depreciation and amortization (24,998) Loss on disposal of property, equipment, and software, net (536) Interest expense, net (93,551) Loss before income tax expense (benefit) $ (29,066) 20 Adjusted EBITDA to Loss before income tax expense (benefit) Reconciliation

| We shop. You save. SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (877) 678-4086 Investor Relations investorrelations@selectquote.com 21